Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

 I, John B. Woodlief, state and attest that I am the Vice President - Finance and Chief Financial Officer of Ruddick Corporation (the “Company”). I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•

the Quarterly Report on Form 10-Q of the Company for the quarter ended January 1, 2006 containing financial statements (the “periodic report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

/s/ John B. Woodlief

Name:	John B. Woodlief
Title:	Vice President - Finance and Chief Financial Officer
Date:	February 10, 2006